Exhibit 10.8

EXECUTION COPY

AMENDMENT NO. 3 TO

AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT

This AMENDMENT NO. 3 TO AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of December 18, 2015 (the “Agreement”), is entered into by and among (a) Focus Financial Partners, LLC (the “Company”), a Delaware limited liability company, (b) the Lenders (as defined below) and (c) Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and as a Lender, L/C Issuer, and Swing Line Lender.

WHEREAS, the Company, certain Subsidiaries of the Company party thereto from time to time pursuant to Section 2.14 thereof (each a “Designated Borrower” and, together with the Company, collectively, the “Borrowers” and each individually a “Borrower”), each lender from time to time party thereto (the “Lenders” and each individually, a “Lender”), and the Administrative Agent are parties to that certain Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 10, 2013 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Credit Agreement);

WHEREAS, the Company has requested (a) an increase in the Term Loan in an amount equal to $76,665,775.00 (such increase in the Term Loan, the “Third Amendment Incremental Term Loan” and the commitment of Lenders to provide such loan, the “Third Amendment Incremental Term Loan Commitments”);

WHEREAS, after giving effect to the Third Amendment Incremental Term Loan, the principal amount of the Term Loan shall equal $169,165,775; and

WHEREAS, each Third Amendment Incremental Term Loan Lender (as defined below) has agreed to provide a Third Amendment Incremental Term Loan Commitment, subject to the terms and conditions set forth herein, and the Company, the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain other terms and provisions of the Credit Agreement each as described below;

NOW, THEREFORE, the Administrative Agent and the undersigned Lenders have agreed, subject to the terms and conditions set forth herein, to amend certain terms and provisions of the Credit Agreement as described below:

§1.          Terms of the Third Amendment Incremental Term Loan Commitments. Pursuant to Section 2.16(a) of the Credit Agreement, each Lender with a Third Amendment Incremental Term Loan Commitment provided for under column (d) of Schedule 2.01 hereto (each an “Third Amendment Incremental Term Loan Lender”) agrees to provide a Third Amendment Incremental Term Loan on the Third Amendment Effective Date in the amount set forth opposite its name under such column, and such Third Amendment Incremental Term Loan shall be added to and constitute a part of the Term Loan for all purposes of the Credit Agreement and the Loan Documents, having the same terms and conditions applicable to the existing Term Loan as set forth in the Loan Documents.

§2.          Amendments to Credit Agreement. Upon the Third Amendment Effective Date, the Credit Agreement shall be automatically amended as follows without any further action required by any party hereto by:

(a)           adding in the appropriate alphabetical order the following new definitions in Section 1.01 thereof:

““Initial Term Loan Lenders” means the Lenders holding a portion of the Initial Term Loan.”

““Initial Term Loan” means the Term Loans made on the Closing Date.”

““Public Company Costs” means costs relating to compliance with the laws and regulations applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed debt or equity securities, directors’ or managers’ compensation, fees, and expense reimbursement, costs relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal, accounting, auditing, tax and other professional fees, and listing fees.”

““Specified Acquisition” means that certain acquisition described to the Lenders on November 13, 2015.”

““Third Amendment Effective Date” means December 18, 2015.”

““Third Amendment Incremental Term Loan Lenders” means the Lenders holding the portion of the Term Loan consisting of the Third Amendment Incremental Term Loan.”

““Third Amendment Incremental Term Loan” means the Term Loans made on the Third Amendment Effective Date.”

(b)           amending and restating the definition of “Acquired Party EBITDA” in Section 1.01 in its entirety as follows:

“Acquired Party EBITDA” means for any Measurement Period (i) with respect to each Permitted Acquisition consummated on or prior to December 31, 2015 (other than (A) any Acquisition consisting solely of the acquisition of a Book of Business or a Permitted Minority Interest or (B) a Permitted Acquisition of the type described in either clause (iv)(a) or clause (v) below) during such Measurement Period, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, the product of EBITDAPC multiplied by the percentage of EBITDAPC purchased by the Company or other applicable Loan Party in connection with such Permitted Acquisition, (ii) with respect to each Permitted Acquisition during such Measurement Period consisting of the acquisition of a Book of Business, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, the Book of Business EBITDA, (iii) with respect to each Permitted Acquisition consisting of the acquisition of a Permitted Minority Interest during such Measurement Period, Permitted Minority Interest Historical Profits for such Measurement Period or (iv) with respect to each (a) Permitted Acquisition of an RIA under the “Focus Independence” program (formerly known as the “Focus Connections” program) and (b) Permitted Acquisition consummated after December 31, 2015 (in the case of each of clause (a) and (b), other than a Permitted Acquisition of a Book of Business or Permitted Minority Interest or an acquisition of the type described in clause (v) below), in each case, during such Measurement Period, the preferential earnings described in the relevant acquisition agreement, management agreement or other related agreements executed in connection with the closing of such Permitted Acquisition or (v) with respect to each Permitted Acquisition (other than an Acquisition of a Book of Business or Permitted Minority Interest), directly or indirectly, by a Subsidiary of the

Company that is a “partner firm” (as identified to the Administrative Agent by the Company) during such Measurement Period, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, EBITDAPC of such acquired entity net of any management fees payable to the Advisor Group of such partner firm pursuant to the applicable Advisor Group Documents.”

(c)           amending and restating the pricing grid in its entirety in the definition of “Applicable Rate” in Section 1.01 as follows:

Applicable Rate

		Applicable Rate
		for LIBOR Loans/	Applicable Rate
Pricing	Consolidated Total	Letter of Credit	for Base Rate
Level	Leverage Ratio	Fees	Loans	Commitment Fee
I	< 2.00 to 1.00	2.25%	0.75%	0.250%
II	> 2.00 to 1.00 but < 2.50 to 1.00	2.50%	1.00%	0.300%
III	> 2.50 to 1.00 but < 3.00 to 1.00	2.75%	1.25%	0.375%
IV	> 3.00 to 1.00 but < 3.50 to 1.00	3.00%	1.25%	0.450%
V	> 3.50 to 1.00 but < 4.00 to 1.00	3.25%	1.50%	0.500%
VI	> 4.00 to 1.00	3.50%	1.75%	0.600%

(d)           amending and restating the second to last sentence of the definition of “Applicable Rate” in Section 1.01 as follows:

“The Applicable Rate in effect from the Third Amendment Effective Date up to January 4, 2016 shall be determined based upon Pricing Level IV (as set forth in the definition of “Applicable Rate” in this Agreement immediately prior to the Third Amendment Effective Date) and the Applicable Rate in effect from January 4, 2016 through the first Business Day immediately following the date on which a Compliance Certificate with respect to the Measurement Period ended March 31, 2016 is delivered to the Administrative Agent pursuant to Section 6.02(a) shall be determined based upon Pricing Level VI.”

(e)           amending the definition of “Consolidated EBITDA” in Section 1.01 as follows:

(i)            by replacing the reference to $1,000,000 in clause (a)(viii) thereof with a reference to $2,000,000;

(ii)           by replacing the reference to $300,000 in clause (a)(xii) thereof with a reference to $500,000;

(iii)          by adding the following as a new clause (xviii) at the end of clause (a) thereof:

“, plus (xviii) Public Company Costs to the extent funded by a Restricted Payment by the Company that is a Permitted Holdco Distribution permitted under Section 7.06(d), provided, that the amount referred to in this clause (xviii) shall not, in the aggregate, exceed $5,000,000 for any Measurement Period,”

(f)            amending the definition of “Consolidated Total Funded Debt” in Section 1.01 by replacing the reference in clause (b) thereof to $10,000,000 with a reference to $25,000,000.

(g)           amending the definition of “Federal Funds Rate” in Section 1.01 by deleting the phrase “arranged by Federal funds brokers on such day,” therein.

(h)           amending the definition of “Foreign Borrower Sublimit” in Section 1.01 by replacing the reference contained therein to $5,000,000 with a reference to $10,000,000.

(i)            amending the definition of “Permitted Acquisition Conditions” in Section 1.01 as follows:

(i)            clause (g) thereof shall be amended and restated in its entirety as follows:

“(g)         not less than five (5) Business Days prior to consummation of such Acquisition, the Company shall have delivered to the Administrative Agent:

(i)            a brief business description of such proposed Acquisition (which may be delivered to the Administrative Agent via e-mail) and in the event the Acquired Party EBITDA with respect to the proposed Acquisition is in excess of $7,500,000, (A) true and complete copies of the then most current drafts of the Acquisition Documentation for such Acquisition, (B) copies of historical financial statements then available to the Company relating to the entities or businesses that are the subject of such Acquisition and (C) updated financial projections revised to reflect on a Pro Forma Basis such Acquisition; and

(ii)           in the event the Acquired Party EBITDA with respect to the proposed Acquisition is in excess of $7,500,000, (A) a copy of the balance sheet of the Acquired Party and the related statements of income and cash flow (if such cash flow statements are available) for the immediately preceding four (4) Fiscal Quarter or twelve month period for which financial statements are then available, all in reasonable detail, reviewed by a Public Accounting Firm, subject to clause (k) below, in preparation of a due diligence report in form and scope reasonably satisfactory to the Administrative Agent and certified by the Company, (B) evidence reasonably satisfactory to the Administrative Agent that the Acquired Party has a positive EBITDAPC and operating income (subject to adjustment for certain items in the discretion of the Administrative Agent) for the immediately preceding four (4) Fiscal Quarter period (or, in the event that financial statements are not available for the Fiscal Quarter ending immediately prior to such Acquisition, for the four (4) Fiscal Quarter period ending immediately prior to such Fiscal Quarter) and (C) the EBITDAPC calculations, which calculations shall be in form and substance reasonably satisfactory to the Administrative Agent; provided, however, in the event that no historical financial results are available with respect to the Acquired Party, such calculations shall be made with reference to reasonable estimates of such past performance made by the Company based on existing data and other available information, such estimates to be reasonably agreed upon by the Administrative Agent;”

(ii)           clause (j) thereof shall be amended by replacing the reference contained therein to $50,000,000 with a reference to $60,000,000.

(iii)          clause (k) thereof shall be amended by replacing the reference contained therein to $3,000,000 with a reference to $7,500,000.

(iv)          clause (n) thereof shall be amended by inserting the phrase “in the event the Acquired Party EBITDA with respect to the proposed Acquisition is in excess of $7,500,000” at the beginning thereof.

(j)            amending the definition of “Permitted Book of Business Acquisition Conditions” in Section 1.01 by replacing the references in each of clauses (b) and (g) thereof to $1,000,000 with a reference to $2,500,000.

(k)           amending the definition of “Permitted Minority Interest Acquisition Conditions” in Section 1.01 by replacing the reference in clause (g) thereof to $20,000,000 with a reference to $40,000,000.

(l)            amending and restating the definition of “Public Offering Transaction” in Section 1.01 in its entirety as follows:

““Public Offering Transaction” means (i) the acquisition of Equity Interests of the Company by a Permitted Holdco or (ii) the conversion of the Company to a corporation, each in connection with a Public Offering; provided that, in the case of any transaction pursuant to clause (i) of this definition, within 10 Business Days following the consummation of any such Public Offering Transaction, (x) all of the Equity Interests of the Company owned by the Permitted Holdco shall be pledged to the Administrative Agent and (y) the Permitted Holdco shall become a Guarantor pursuant to a Guaranty in form and substance reasonably satisfactory to the Administrative Agent.”

(m)          amending and restating the definition of “Term Loan” in Section 1.01 as follows:

““Term Loan” means an advance made by any Term Lender under the Term Facility, including the Initial Term Loan and the Third Amendment Incremental Term Loan.”

(n)           amending and restating Section 2.05(b)(v) in its entirety as follows:

“(v)    Equity Proceeds:

(i)            in connection with any Equity Cure by the Company, within one Business Day of the Company’s receipt of any net cash proceeds related thereto, the Borrowers shall prepay the Loans in an amount equal to 66% of the amount of such net cash proceeds; and

(ii)           within three (3) Business Days of the Company’s receipt of the Net Cash Proceeds of any initial Public Offering, the Borrowers shall prepay Loans in an amount so that, after giving effect to such prepayment, on a pro forma basis, the Consolidated Total Leverage Ratio does not exceed 3.50 to 1.00.”

(o)           amending and restating Section 2.05(b)(vi) in its entirety as follows:

“(vi) Application of Payments. Each prepayment of Loans pursuant to the foregoing provisions of Section 2.05(b)(i) through (v) shall be applied, first, pro-rata to the Term Loans, to the principal repayment installments of the Term Loans on a pro-rata basis for all such principal repayment installments, including, without limitation, the final principal repayment installment on the Maturity Date and, second, to the Revolving Facility (with no corresponding reduction in Revolving Commitments) in the manner set forth in clause (vii) of Section 2.05(b); provided that the prepayment of Loans pursuant to Section 2.05(b)(v)(ii) shall be applied first to the Revolving Facility, and second to the Term Loans, in each case in the manner provided for above. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the relevant Facilities.”

(p)           amending and restating Section 2.07(a) in its entirety as follows:

“(a)         Term Loans. The Borrowers shall repay the Term Loans as follows:

(i)            to the Initial Term Loan Lenders on each January 25th, April 25, July 25th and October 25th occurring on and after July 25, 2014 and prior to the Maturity Date, in each case, in an amount equal to 1.25% of the initial principal amount of the Initial Term Loans made on the Closing Date;

(ii)           to the Third Amendment Incremental Term Loan Lenders on each January 25th, April 25, July 25th and October 25th occurring on and after July 25, 2016 and prior to the Maturity Date, in each case, in an amount equal to 1.25% of the initial principal amount of the Third Amendment Incremental Term Loans made on the Third Amendment Effective Date; and

(iii)          the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all such Term Loans outstanding on such date;

provided that (A) such amounts in each case shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.05, unless accelerated sooner pursuant to Section 8.02; (B) if any principal repayment installment to be made by the Borrowers (other than principal repayment installments on Eurocurrency Rate Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (C) if any principal repayment installment to be made by the Borrowers on a Eurocurrency Rate Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day.”

(q)           replacing the phrase “in an aggregate amount not to exceed $350,000,000 after the Second Amendment Effective Date for all such Incremental Facilities” in Section 2.16(a) thereof with “in an aggregate amount not to exceed $350,000,000 after the Third Amendment Effective Date for all such Incremental Facilities”.

(r)            replacing the “;” at the end of Section 6.01(a) with the following text “; provided that following a Public Offering of the Equity Interests of Permitted Holdco, (x) the Company shall cause Permitted Holdco to deliver (x) the audited consolidated financials referenced in the foregoing clause (i) for Permitted Holdco, the Company and its Subsidiaries (in lieu of delivery of audited consolidated audited for the Company and its Subsidiaries) and (y) the unaudited consolidating financials referenced in the foregoing clause (ii) for Permitted Holdco, the Company and its Subsidiaries (in lieu of delivery of unaudited consolidating financials for the Company and its Subsidiaries);”.

(s)            amending and restating Section 6.01(c) in its entirety as follows:

“(c) as soon as available, but in any event not later than February 15 of each Fiscal Year of the Company, an annual budget and forecast prepared by the senior management of the Company, and approved by the board of directors or managers of the Company, in form and detail reasonably satisfactory to the Administrative Agent and Required Lenders, which shall include consolidated balance sheet, statement of income or operations and statement of cash flows of the Company and its Subsidiaries for the next Fiscal Year, such annual budget and forecast to be on a quarterly basis.”

(t)            replacing the phrase “(and in any event within five (5) days)” in the lead-in to Section 6.14(b) thereof with “(and in any event within (x) thirty (30) days or, in the case of any newly created or formed Subsidiary (other than any Subsidiary described in clause (y)) and (y) within forty five (45) days of such creation or formation so long as such Subsidiary has no assets, liabilities, operations and is otherwise inactive during such period)”.

(u)           amending and restating the lead-in language in Section 6.14(d) in its entirety as follows:

“(d)         If and whenever any Public Offering Transaction is consummated, to the extent that the Permitted Holdco has been created or formed in connection therewith, within 10 Business Days after the consummation of such Public Offering Transaction:”

(v)           amending Section 7.02 as follows:

(i)            replacing the references to $20,000,000 in each of clauses (k) and (l) of Section 7.02 with references to $25,000,000.

(ii)           deleting the word “and” at the end of clause (l) thereof, replacing the “.” at the end of clause (m) thereof with the word “and” and inserting the following as a new clause (n):

“(n)         the Specified Acquisition; provided, that (i) immediately before and immediately after giving effect to such Acquisition, no Default or Event of Default shall be continuing or result therefrom and (ii) the conditions set forth in clauses (a)-(i) and (k)-(n) of the definition of “Permitted Acquisition Conditions” shall have been satisfied.”

(w)          amending Section 7.06 by deleting the word “and” at the end of clause (g)(iii) thereof, replacing the “.” at the end of clause (h) thereof with the word “and” and inserting the following as new clause (i):

“(i)          other Restricted Payments; provided that the Consolidated Total Leverage Ratio of the Company and its Subsidiaries, after giving pro forma effect to any such Restricted Payment and any related incurrence of Indebtedness, is no greater than 3.50:1.00.”

(x)           amending and restating clause (b) of Section 7.10 (Financial Covenants) of the Credit Agreement in its entirety as follows:

“(b)         Maximum Consolidated Total Leverage Ratio. Commencing with the Measurement Period ending December 31, 2015, (i) to the extent that a Public Offering has been consummated as of the last day of any Measurement Period, permit the Consolidated Total Leverage Ratio of the Company and its Subsidiaries to be greater than 4.00 to 1.00 as of last day of such Measurement Period and (ii) to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period, permit the Consolidated Total Leverage Ratio of the Company and its Subsidiaries as of the end of any Measurement Period to be greater than the ratio set forth below opposite such Measurement Period:

Measurement Period Ending	Consolidated Total Leverage Ratio
December 31, 2015	4.75 : 1.00
March 31, 2016	5.25 : 1.00
June 30, 2016	5.25 : 1.00
September 30, 2016	5.00 : 1.00
December 31, 2016	5.00 : 1.00
March 31, 2017	4.75 : 1.00
June 30, 2017	4.50 : 1.00

September 30, 2017	4.50 : 1.00
December 31, 2017	4.25 : 1.00
March 31, 2018 and thereafter	3.75 : 1.00

(y)           amending and restating clause (c) of Section 7.10 (Financial Covenants) of the Credit Agreement in its entirety as follows:

“(c)         Maximum Consolidated Secured Leverage Ratio. Commencing with the Measurement Period ending December 31, 2015, (i) to the extent that a Public Offering has been consummated as of the last day of any Measurement Period, permit the Consolidated Secured Leverage Ratio of the Company and its Subsidiaries to be greater than 4.00 to 1.00 as of last day of such Measurement Period and (ii) to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period, permit the Consolidated Secured Leverage Ratio of the Company and its Subsidiaries as of the end of any Measurement Period to be greater than the ratio set forth below opposite such Measurement Period:

Measurement Period Ending	Consolidated Secured Leverage Ratio
December 31, 2015	4.50 : 1.00
March 31, 2016	5.25 : 1.00
June 30, 2016	5.25 : 1.00
September 30, 2016	5.00 : 1.00
December 31, 2016	4.75 : 1.00
March 31, 2017	4.50 : 1.00
June 30, 2017	4.25 : 1.00
September 30, 2017	4.25 : 1.00
December 31, 2017	4.00 : 1.00
March 31, 2018 and thereafter	3.50 : 1.00

(z)           amending and restating the last sentence of Section 9.06(c) in its entirety as follows:

“After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 10.04 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative

Agent was acting as Administrative Agent and (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Lenders and (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent.”

(aa)         amending Section 10.06(d) by replacing the text “acting solely for this purpose as an agent of the Borrowers” with the text “acting solely for this purpose as a non-fiduciary agent of the Borrowers”.

(bb)         amending and restating Schedule 2.01 in its entirety in the form of Schedule 2.01 attached hereto.

(cc)         amending and restating Exhibit D in its entirety in the form of Schedule 3 attached hereto.

§3.       Waiver. The Administrative Agent and the Lenders party hereto hereby waive the requirement for the Company to make any breakage payments pursuant to Section 3.05 of the Credit Agreement in connection with the continuation of any Eurodollar Rate Loan (and the breakage of any outstanding Eurocurrency Rate contract) prior to the last day of the relevant Interest Period applicable thereto on or about the Third Amendment Effective Date.

§4.       Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent (the date such conditions are satisfied, the “Third Amendment Effective Date”):

(a)           Documentation. The Administrative Agent shall have received on or prior to the date hereof each of the following in form and substance reasonably satisfactory to the Administrative Agent:

(i)            this Agreement duly executed by the Company, the other Loan Parties and each Lender;

(ii)           a duly executed legal opinion of Weil, Gotshal & Manges LLP, counsel to the Loan Parties, in form and substance substantially consistent with the opinion of Weil, Gotshal & Manges LLP delivered to the Administrative Agent on the Closing Date;

(iii)          a certificate of a Responsible Officer of the Company certifying as to the satisfaction of the conditions set forth in Sections 2.16(c)(i)(A) and (B) of the Credit Agreement; and

(iv)          a certificate of a Responsible Officer of each Loan Party (i) certifying to and attaching the Organization Documents of such Loan Party (or if applicable, at the option of such Loan Party, certifying that there have been no changes to such Organization Documents since the later of (A) the Closing Date and (B) the date on which such entity became a Loan Party) and (ii) certifying and attaching copies of the resolutions adopted by each Loan Party approving and authorizing the execution, delivery and performance of this Agreement.

(b)           Fees and Expenses. The Company shall have paid (i) to the Administrative Agent, for account of each Lender providing a signature page to this Agreement by 5:00 p.m. (New York time) on December 17, 2015 (each such Lender, a “Consenting Lender”) an amendment fee in an amount equal to 0.12% of such Consenting Lender’s outstanding Term Loans and Revolving Commitments outstanding immediately prior to the Third Amendment Effective Date, (ii) to the Administrative Agent, for account of each Lender, a closing fee in the amount of 0.50% times such Lender’s Aggregate Increase in Exposure (as defined below), and (iii) all fees and expenses that are due and payable on or prior to the Third Amendment Effective Date (including, without limitation, Attorney Costs of Morgan, Lewis & Bockius LLP that have been previously invoiced to the Company). For purposes of this clause (b), “Aggregate Increase in Exposure” means the aggregate increase in exposure for each Lender, if any, as provided for in column (h) of Schedule 2.01 hereto.

§5.       Affirmation of the Company and Guarantors. The Company hereby affirms its absolute and unconditional promise to pay to each Lender, the L/C Issuer, the Swing Line Lender and the Administrative Agent the Loans, the L/C Obligations and all other amounts due under the Notes, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. The Company and each of the Guarantors hereby affirms its guaranty of the Obligations in accordance with the provisions of the applicable Guaranty. Each of the Company and the Guarantors confirms and agrees that (i) the obligations of the Borrowers to the Lenders, the Swing Line Lender, the L/C Issuer and the Administrative Agent under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Collateral Documents and (ii) all references to the term “Credit Agreement” in the Collateral Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

§6.       Representations and Warranties. The Company hereby represents and warrants to the Lenders, the Administrative Agent and the L/C Issuer as follows:

(a)           Representations and Warranties in Credit Agreement. The representations and warranties of the Company contained in Article 5 of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which are instead true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (except for representations and warranties that are already qualified as to materiality, which were instead true and correct) as of such earlier date.

(b)           Authority, No Conflicts, Etc. The execution, delivery and performance of this Agreement and all related documents and the consummation of the transactions contemplated hereby and thereby (i) are within the corporate (or the equivalent company) authority of the Company and its Subsidiaries, (ii) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which the Company or any of its Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to the Company or any of its Subsidiaries and (iv) do not conflict with any provision of the Organization Documents of, or any other agreement or other instrument binding upon, the Company or any of its Subsidiaries.

(c)           Enforceability of Obligations. This Agreement and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of the Company and each of its Subsidiaries party thereto, enforceable against the Company and each of its Subsidiaries party thereto, in accordance with their respective terms, except as limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in equity or at law) and an implied covenant of good faith and fair dealing, and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought.

§7.       No Other Amendments or Waivers. Except as expressly provided in this Agreement, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Agreement and the Credit Agreement shall be read and construed as one instrument.

§8.       Execution in Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf’ or “tif’) shall be effective as delivery of a manually executed counterpart of this Agreement.

§9.       Governing Law. THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

§10.     Headings, etc. Headings or captions used in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall constitute a “Loan Document” under the Credit Agreement.

§11.     Expenses. The Company agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Agreement (including Attorney Costs of Morgan, Lewis & Bockius LLP).

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

FOCUS FINANCIAL PARTNERS, LLC,
as Company

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing Agreement and the Company’s execution thereof; (b) ratifies and confirms all of their respective obligations and liabilities under the Loan Documents to which any of them is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the Obligations of the Borrowers under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted pursuant to the Loan Documents are and continue to be valid and perfected first priority liens and security interests (subject only to Permitted Liens) that secure all of the Obligations on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees or agents); and (e) acknowledges, affirms and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of their respective obligations, indebtedness or liabilities to the Administrative Agent or any Lender.

AGREED AND ACKNOWLEDGED

SUBSIDIARY GUARANTORS:

ATLAS PRIVATE WEALTH MANAGEMENT, LLC

BAM ADVISOR SERVICES, LLC

BAM RISK MANAGEMENT, LLC

BEIRNE WEALTH CONSULTING SERVICES, LLC

BFSG, LLC

BRIDGEWATER WEALTH & FINANCIAL MANAGEMENT LLC

BUCKINGHAM ASSET MANAGEMENT, LLC

FIDELITY INDEPENDENT ADVISER NEWSLETTER, LLC

FLYNN FAMILY OFFICE LLC

FOCUS CANADA HOLDINGS, LLC

FOCUS INTERNATIONAL PARTNERS LLC

FORT PITT CAPITAL GROUP, LLC

GRATUS CAPITAL, LLC

GW & WADE, LLC

HC INSURANCE SERVICES, LLC

HOYLECOHEN, LLC

INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

JFS RISK MANAGEMENT, LLC

JFS WEALTH ADVISORS, LLC

JOEL ISAACSON & CO., LLC

LAFLEUR & GODFREY LLC

LLBH PRIVATE WEALTH MANAGEMENT, LLC

LVW ADVISORS, LLC

MERRIMAN WEALTH MANAGEMENT, LLC

PATTON ALBERTSON MILLER GROUP, LLC

PETTINGA FINANCIAL ADVISORS LLC

QUADRANT PRIVATE WEALTH MANAGEMENT, LLC

RELATIVE VALUE PARTNERS GROUP, LLC

RESNICK INVESTMENT ADVISORS, LLC

RETIREMENT ADVISORY GROUP, LLC

RETIREMENT BENEFIT CONSULTING SERVICES, LLC

RETIREMENT CONSULTING GROUP, LLC

RETIREMENT GROUP, LLC

SAPIENT PRIVATE WEALTH MANAGEMENT SERVICES, LLC

SENTINEL BENEFITS GROUP, LLC

SENTINEL FINANCIAL GROUP, LLC

STRATEGIC POINT HOLDINGS, LLC

STRATEGIC WEALTH PARTNERS GROUP, LLC

SUMMIT FINANCIAL WEALTH ADVISORS, LLC

TELEMUS CAPITAL, LLC

THE COLONY GROUP, LLC

THE FIDUCIARY GROUP, LLC

THE PORTFOLIO STRATEGY GROUP, LLC

VESTOR CAPITAL, LLC

WESPAC ADVISORS, LLC

WESPAC BENEFIT & INSURANCE SERVICES, LLC

WESPAC PLAN SERVICES, LLC

By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

ATLAS RISK MANAGEMENT, LLC

By:	ATLAS PRIVATE WEALTH MANAGEMENT, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

COLONY FUNDS, LLC

By:	THE COLONY GROUP, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

IFAM INSURANCE SERVICES, LLC

By:	INSTITUTIONAL AND FAMILY ASSET MANAGEMENT, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

PAM FIDUCIARY SERVICES LIMITED, LLC

By:	PATTON ALBERTSON MILLER GROUP, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

STRATEGIC POINT INSURANCE SERVICES, LLC

By:	STRATEGIC POINT HOLDINGS, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

STRATEGIC POINT INVESTMENT ADVISORS, LLC

By:	STRATEGIC POINT HOLDINGS, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

TELEMUS INSURANCE SERVICES, LLC

By:	TELEMUS CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

QUADRANT INSURANCE WEALTH STRUCTURING, LLC

By:	QUADRANT PRIVATE WEALTH MANAGEMENT, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

VESTOR CAPITAL INSURANCE ADVISORS, LLC

By:	VESTOR CAPITAL, LLC,
its Member
By:	FOCUS OPERATING, LLC,
its Member

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

FOCUS OPERATING, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

FOCUS OPERATING HOLDING CO.

By:	/s/ James Shanahan
Name: James Shanahan
Title: Chief Financial Officer

ACORN INSURANCE AGENCY, INC.
DMM ACQUISITION, LLC
DOUGLAS LANE & ASSOCIATES, LLC
FOCUS ADVISORS, LLC
FOCUS CONSULTING, LLC
FOCUS WEALTH ADVISORS, LLC
INSTITUTIONAL AND FAMILY ASSET MANAGEMENT INSURANCE, LLC
KOVITZ INVESTMENT GROUP PARTNERS, LLC
POWERS ACQUISITION, LLC
SENTINEL BENEFITS GROUP, INC.
SENTINEL INSURANCE AGENCY, INC.
SENTINEL PENSION ADVISORS, INC.
TRITON ACQUISITION, LLC

By:	/s/ James Shanahan
Name: James Shanahan
Title: Authorized Person

Signature Page to Amendment No. 3 to Amended and Restated Revolving Credit and Term Loan Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent, Lender, the L/C Issuer and the Swing Line Lender

By:	/s/ Christopher Busconi
	Name:	Christopher Busconi
	Title:	SVP

Signature Page to Amendment No. 3

SUNTRUST BANK,
as a Lender,

By:	/s/ Doug Kennedy
Name:	Doug Kennedy
Title:	Vice President

BMO HARRIS BANK N.A., as Lender

By:	/s/ Scott M. Ferris
Name: Scott M. Ferris
Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI, UFJ,
LTD., as Lender

By:	/s/ Oscar D. Cortez
Name:	Oscar D. Cortez
Title:	Vice President

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Rebecca Kratz
Name:	Rebecca Kratz
Title:	Authorized Signatory

FIFTH THIRD BANK, as Lender

By:	/s/ Lydia Altman
Name:	Lydia Altman
Title:	Vice President

CITIZENS BANK, N.A., as Lender

By:	/s/ David C. Kilpatrick
Name: David C. Kilpatrick
Title: Director

U.S. BANK, N.A., as Lender

By:	/s/ Brad Edwards
Name:	Brad Edwards
Title:	M D

THE HUNTINGTON NATIONAL BANK, as
Lender

By:	/s/ Jared Shaner
Name:	Jared Shaner
Title:	Vice President

BANKUNITED, N.A., as Lender

By:	/s/ Gerard M. McPartland
Name: Gerard M. McPartland
Title: Senior Vice President

FIRSTBANK FLORIDA, as Lender

By:	/s/ Jose Maria Lacasa
Name:	Jose Maria Lacasa
Title:	Senior Vice President
Corporate Banking

COMERICA BANK,
as a Lender,

By:	/s/ Kevin Urban
Name:	Kevin Urban
Title:	Senior Vice President

SCHEDULE 2.01

	Revolving Commitment		Term Loan Outstandings				Aggregate Amount
							(g)
							Revolving
					(e)		Commitment plus
					Term Loan		Term Loan Principal
				(d)	outstandings		Outstanding
				Third	(after giving		(after giving effect to
			(c)	Amendment	effect to Third	(f)	the Third	(h)
	(a)	(b)	Initial Term	Incremental Term	Amendment	New	Amendment	Aggregate	(i)
	Revolving	Applicable	Loan	Loan	Incremental	Applicable	Incremental Term	Increase or	New Total Applicable
Lender	Commitment	Percentage	Outstanding	Commitment	Term Loan)	Percentage	Loan)	Decrease	Percentage

Bank of America, N.A.	$95,880,096.00	17.28%	$7,008,029.80	$15,858,082.00	$22,866,111.80	13.52%	$118,746,207.80	$15,858,082.00	16.40%
The Bank of Tokyo- Mitsubishi, UFJ, LTD	$70,091,667.00	12.63%	$4,779,166.34	$11,538,462.00	$16,317,628.34	9.65%	$86,409,295.34	$11,538,462.00	11.93%
Comerica Bank	$11,250,000.00	2.03%	$3,468,750.00	$0.00	$3,468,750.00	2.05%	$14,718,750.00	$0.00	2.03%

Fifth Third Bank	$53,875,000.00	9.71%	$11,562,500.00	$0.00	$11,562,500.00	6.84%	$65,437,500.00	$0.00	9.04%

Firstbank Florida	$0.00	0.00%	$18,986,842.10	$0.00	$18,986,842.10	11.22%	$18,986,842.10	$0.00	2.62%

The Huntington National Bank	$22,750,000.00	4.10%	$4,625,000.00	$0.00	$4,625,000.00	2.73%	$27,375,000.00	$0.00	3.78%

Goldman Sachs Bank USA	$47,500,000.00	8.56%	$11,562,500.00	$10,000,000.00	$21,562,500.00	12.75%	$69,062,500.00	$10,000,000.00	9.54%

SunTrust Bank	$84,922,468.00	15.30%	$15,031,250.00	$10,000,000.00	$25,031,250.00	14.80%	$109,953,718.00	$10,000,000.00	15.18%
U.S. Bank, N.A.	$22,500,000.00	4.05%	$6,937,500.00	$3,500,000.00	$10,437,500.00	6.17%	$32,937,500.00	$3,500,000.00	4.55%

BMO Harris Bank N.A.	$95,000,000.00	17.12%	$0.00	$14,615,385.00	$14,615,385.00	8.64%	$109,615,385.00	$14,615,385.00	15.14%
Citizens Bank, N.A.	$34,153,846.00	6.15%	$5,692,307.84	$6,153,846.00	$11,846,153.84	7.00%	$45,999,999.84	$6,153,846.00	6.35%
BankUnited, N.A.	$17,076,923.00	3.08%	$2,846,153.92	$5,000,000.00	$7,846,153.92	4.64%	$24,923,076.92	$5,000,000.00	3.44%
Totals	$555,000,000.00	100.00%	$92,500,000.00	$76,665,775.00	$169,165,775.00	100.00%	$724,165,775.00	$76,665,775.00	100%

SCHEDULE 3

Exhibit D

[See attached]

EXHIBIT D

FORM OF COMPLIANCE CERTIFICATE(1)

Financial Statement Date:

To:          Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

I hereby certify that I am the Chief Financial Officer of FOCUS FINANCIAL PARTNERS, LLC, a Delaware limited liability company (the “Company”), and, in such capacity and not individually, further certify as of the date hereof to the following:

1.             Definitions. I have reviewed a copy of and am familiar with the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of December 10, 2013 (as amended, extended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined unless otherwise defined herein), by and among the Company, certain Subsidiaries of the Company party thereto pursuant to Section 2.14 of the Credit Agreement (each a “Designated Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender.

2.             No Default. [Except as set forth below] None of the Loan Parties are in Default in the performance or observance of any of the covenants, terms or provisions of the Credit Agreement or any of the other Loan Documents. If any Loan Party shall be in Default, the signer of this certificate shall specify all such Defaults and the nature thereof, of which (s)he may have knowledge. Attached hereto as Appendix I are all relevant calculations necessary to determine whether the Company is in compliance with Section 7.10 of the Credit Agreement as at the end of the Measurement Period covered by the financial statements delivered herewith. The information contained in the attached Appendix I is true, accurate and complete as of the date hereof.

3.             EBITDAPC, Etc. To the extent required to be calculated pursuant to the definition of Acquired Party EBITDA or the related provisions of the Credit Agreement, attached hereto as Appendix II are all relevant calculations necessary to determine (a) EBITDAPC, (b) Book of Business EBITDA with respect to any Book of Business and (c) Permitted Minority Interest Historical Profits with respect to any Permitted Minority Interest, in each case, with respect to any Acquired Party acquired during the relevant Measurement Period. The information contained in the attached Appendix II is true, accurate and complete as of the date hereof.

4.             No New Subsidiaries. Neither the Company nor any of its Subsidiaries has created or formed any new Subsidiary during the relevant Measurement Period except as set forth below. [If any new Subsidiary has been created or formed, please identify such Subsidiary’s name and place of formation herein.]

(1) Update, as necessary, following any conversion of the Company from a Delaware limited liability company to a Delaware C-Corp.

5.             Jurisdiction of Formation; etc. The Company (a) is a Delaware limited liability company and (b) has not changed its type of organization or jurisdiction of organization. The chief executive office for the Company is located at: 825 Third Avenue, 27th Floor, New York, NY 10022.

6.             Financial Statements. Together with this Certificate, the Company is delivering to the Administrative Agent the financial statements required pursuant to Section 6.01 of the Credit Agreement.

7.             Intellectual Property. [No applications were made by any Loan Party] [Schedule 1 attached hereto lists all applications] for registration of any patents, trademarks or copyrights filed by any of the Loan Parties with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in the prior Fiscal Quarter. (2)

[Remainder of page intentionally left blank]

(2) To be used in connection with the delivery of financial statements pursuant to Section 6.01 of the Credit Agreement.

2

IN WITNESS WHEREOF, the undersigned has executed this certificate as an instrument as of the date first set forth above.

FOCUS FINANCIAL PARTNERS, LLC

By:
Name:	Jim Shanahan
Title:	Chief Financial Officer

3

EXHIBIT D

APPENDIX I(3)

COMPLIANCE CERTIFICATE

1.     Minimum Consolidated Fixed Charge Coverage Ratio (Section 7.10(a) of the Credit Agreement) for the Fiscal Quarter ending.

A.    Consolidated EBITDA of the Company and its Subsidiaries for the Measurement Period ending as of the last day of the Fiscal Quarter:

1.	Consolidated Net Income:	$

2.	plus, income tax expense (including, without limitation, any franchise taxes imposed in lieu of income taxes and Permitted Tax Distributions):	$

3.

plus, Consolidated Interest Expense, amortization or write-off of deferred financing fees, debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness:

$

4.	plus, depreciation and amortization expense:	$

5.	plus, amortization (or write-downs) of intangibles (including, without limitation, goodwill) and organization costs:	$

6.

plus, any other non-cash charges or expenses or non-cash losses (including, without duplication, (a) non-cash charges and expenses incurred or sustained in connection with Permitted Acquisitions, (b) non-cash losses on Dispositions of assets outside the ordinary course of business, (c) non-cash charges arising from the impairment of goodwill and intangible assets, (d) extraordinary or non-recurring non-cash charges or expenses or non-cash losses in accordance with GAAP and (e) non-cash charges resulting from issuances of stock based awards):

$

7.

plus, extraordinary or non-recurring cash charges, expenses or losses during such Measurement Period (including, without duplication of any item in Item 6 above, losses on dispositions of assets outside of the ordinary course of business) in an aggregate amount not to exceed 15% of Consolidated EBIDTA for such Measurement Period (calculated before giving effect to any such addback under this Item 7):

$

8.	plus, any amounts deducted in determining Consolidated	$

(3) In the event of a conflict between the provisions of this Appendix 1, Appendix II and the Credit Agreement, the provisions of the Credit Agreement shall control.

Appendix I - 1

Net Income representing mark-to-market losses that must be recognized currently in Consolidated Net Income under Accounting Standards Codification Topic 815: Derivatives and Hedging:

9.

plus, the aggregate amount paid or required to be paid in cash during such period for recruiting, success or finder’s fees relating to or arising in connection with any Permitted Acquisition in an amount not to exceed $2,000,000 for all Permitted Acquisitions in the aggregate during such Measurement Period:

$

10.

plus, (i) with respect to each Permitted Acquisition consummated on or prior to December 31, 2015 (other than (A) any Acquisition consisting solely of the acquisition of a Book of Business or a Permitted Minority Interest or (B) a Permitted Acquisition of the type described in either clause (iv)(a) or (v) below) during such Measurement Period determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period:

	(a)	EBITDAPC (see Appendix II Item 1(C) below):	$

	(b)	the percentage of EBITDAPC purchased by the Company or other applicable Loan Party in connection with such Permitted Acquisition:
%

	(c)	Item 10(a) multiplied by Item 10(b):	$

(ii)

with respect to each Permitted Acquisition consisting of the acquisition of a Book of Business during such Measurement Period determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, Book of Business EBITDA (see Appendix II Item 2(D) below):

$

(iii)

with respect to each Permitted Acquisition consisting of the acquisition of a Permitted Minority Interest during such Measurement Period, Permitted Minority Interest Historical Profits (see Appendix II Item 3(C) below):

$

(iv) with respect to each (a) Permitted Acquisition of an RIA under the “Focus

Appendix I - 2

Independence” program (formerly known as “Focus Connections” program) and (b) Permitted Acquisition consummated after December 31, 2015 (in each case of clause (a) and (b), other than a Permitted Acquisition of a Book of Business or Permitted Minority Interest or an acquisition of the type described in clause (v) below), in each case, during such Measurement Period, the preferential earnings described in the relevant acquisition agreement, management agreement or other related agreements executed in connection with the closing of such Permitted Acquisition:

	or	$

(v)

with respect to each Permitted Acquisition (other than an acquisition of a Book of Business or Permitted Minority Interest), directly or indirectly, by a Subsidiary of the Company that is a “partner firm” (as identified to the Administrative Agent by the Company) during such Measurement Period, as determined on a pro forma basis as if such Permitted Acquisition had occurred on the first day of such Measurement Period, EBITDAPC of such acquired entity net of any management fees payable to the Advisor Group of such partner firm pursuant to the applicable Advisor Group Documents: (See Appendix II Item 4(E) below)

$

11.

plus, with respect to any Permitted Minority Interest, an amount equal to the profits of such wealth advisory firm for such Measurement Period to the extent, without duplication, (a) actually distributed in cash to a Loan Party in such Measurement Period in accordance with such Loan Party’s ownership percentage in such firm or (b) contractually required to be distributed in cash to a Loan Party within 180 days following the end of such Measurement Period in accordance with such Loan Party’s

Appendix I - 3

ownership percentage of such wealth advisory firm; provided that, for the avoidance of doubt, Permitted Minority Interest Profits shall not include any Permitted Minority Interest Historical Profits:

12.	plus, the non-cash reduction to deferred revenue as a result of purchase accounting in accordance with Accounting Standards Codification Topic 805: Business Combinations:	$

13.

plus, the aggregate costs and expenses incurred in connection with Permitted Acquisitions which have been consummated during such Measurement Period; provided, that such costs and expenses shall not, in the aggregate, exceed $500,000 for any Permitted Acquisition during such Measurement Period:

$

14.	plus, charges as a result of changes in estimates for earn-outs under Accounting Standards Codification Topic 805: Business Combinations during such Measurement Period:	$

15.	plus, cash and non-cash expenses incurred in connection with the Transactions during such Measurement Period:	$

16.	plus, cash and non-cash expenses incurred in connection with or in preparation for a planned or actual Public Offering not to exceed $2,000,000 in the aggregate during such Measurement Period:	$

17.	plus, solely for purposes of determining compliance with the financial covenants set forth in Section 7.10 of the Credit Agreement, the amount of any Equity Cure during such Measurement Period:	$

18.	plus, extraordinary or non-recurring cash charges, expenses or losses in connection with the Centerbridge Transactions as contemplated by Section 1.3(a) of Centerbridge Purchase Agreement:	$

19.

plus, Public Company Costs to the extent funded by a Restricted Payment by the Company that is a Permitted Holdco Distribution permitted under Section 7.06(d) of the Credit Agreement, not to exceed, in the aggregate, $5,000,000 for any Measurement Period:

$

20.	Total (sum of Items 1 through 19 above):

21.	minus, without duplication, and only to the extent included in the calculation of such Consolidated Net Income for the Measurement Period, all non-cash income:	$

22.	minus, without duplication, and only to the extent included in the calculation of such Consolidated Net Income for the	$

Appendix I - 4

Measurement Period, all non-cash gains:

23.

minus, without duplication, and only to the extent included in the calculation of such Consolidated Net Income for the Measurement Period, any amounts added in determining Consolidated Net Income representing mark-to-market gains that must be recognized currently in net income under Accounting Standards Codification Topic 815: Derivatives and Hedging:

$

24.

minus, without duplication and only to the extent excluded in the calculation of Consolidated Net Income for such Measurement Period, gains as a result of changes in estimates for earn-outs under Accounting Standards Codification Topic 805: Business Combinations during such Measurement Period:

$

25.

minus, without duplication, and only to the extent included in the calculation of Consolidated EBITDA for the prior Measurement Period, the amount of Permitted Minority Interest Profits (see Item 11 above), not actually distributed in cash to the applicable Loan Party owning such Permitted Minority Interest within 180 days following the end of such prior Measurement Period:

$

	26.	Total (sum of Items 21 through 25 above):	$

	27.	Consolidated EBITDA (Item 20 minus Item 26):	$

B.	Consolidated Capital Expenditures (non-financed with Indebtedness or equity) of the Company and its Subsidiaries for the Measurement Period ending as of the last day of the Fiscal Quarter:		$

C.

The aggregate amount paid or required to be paid in cash in respect of income taxes (including Permitted Tax Distributions) by the Company and its Subsidiaries for the Measurement Period ending as of the last day of the Fiscal Quarter:

$

D.	Item 1(A)(27) minus Item 1(B) minus Item 1(C):		$

E.	Consolidated fixed charges of the Company and its Subsidiaries for the Measurement Period ending as of the last day of the Fiscal Quarter:		$

	1.	Consolidated Scheduled Funded Debt Payments during such Measurement Period:	$

	2.	plus, Consolidated Cash Interest Expense for the Company and its Subsidiaries for such Measurement Period:	$

	3.	plus, dividends with respect to Equity Interests in the Company permitted under the Credit Agreement and paid	$

Appendix I - 5

in cash during such Measurement Period (other than dividends in connection with the Centerbridge Transactions):

	4.	Consolidated Fixed Charges (sum of Items 1 through 3 above):	$

F.	Ratio of Item 1(D) to Item 1(E)(4):		$

G.	Shall Not Be Less Than:		$

	For each Measurement Period ending on or after December 31, 2013:		1.50:1.00

H.	Compliance		Yes No

2. Maximum Consolidated Total Leverage Ratio (Section 7.10(b) of the Credit Agreement) for the Fiscal Quarter ending.

A.	Consolidated Total Funded Debt of the Company and its Subsidiaries as of the last day of such Fiscal Quarter:		$

	1.	Indebtedness for borrowed money:	$

	2.	unrestricted domestic cash and cash equivalents of the Company and its Subsidiaries as of such date in an aggregate amount not to exceed $25,000,000:	$

	3.	Consolidated Total Funded Debt (Item 1 minus Item 2):	$

B.	Consolidated EBITDA of the Company and its Subsidiaries for the Measurement Period as of the last day of such Fiscal Quarter (see Item 1(A)(27) above):		$

C.	Ratio of Item 2(A)(3) to Item 2(B):		$

D.	Shall Not Be Greater Than:		$

(i) 4.00:1.00 to the extent that a Public Offering has been consummated as of the last day of any Measurement Period or (ii) the ratio set forth below opposite the applicable Measurement Period to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period:

For the Measurement Period ending:

	December 31, 2015:		4.75:1.00

	March 31, 2016:		5.25:1.00

	June 30, 2016:		5.25:1.00

	September 30, 2016:		5.00:1.00

	December 31, 2016:		5.00:1.00

Appendix I - 6

	March 31, 2017:	4.75:1.00

	June 30, 2017:	4.50:1.00

	September 30, 2017:	4.50:1.00

	December 31, 2017:	4.25:1.00

	March 31, 2018 and thereafter:	3.75:1.00

E.	Compliance	Yes No

3.	Maximum Consolidated Secured Leverage Ratio (Section 7.10(c) of the Credit Agreement) for the Fiscal Quarter ending.

A.	Consolidated Secured Funded Debt of the Company and its Subsidiaries as of the last day of such Fiscal Quarter	$

B.	Consolidated EBITDA of the Company and its Subsidiaries for the Measurement Period as of the last day of such Fiscal Quarter (see Item 1(A)(27) above):	$

C.	Ratio of Item 3(A) to Item 3(B):	$

D.	Shall Not Be Greater Than:

(i) 4.00:1.00 to the extent that a Public Offering has been consummated as of the last day of any Measurement Period or (ii) the ratio set forth below opposite the applicable Measurement Period to the extent that a Public Offering has not been consummated as of the last day of any Measurement Period:

For the Measurement Period ending:

	December 31, 2015:	4.50:1.00

	March 31, 2016:	5.25:1.00

	June 30, 2016:	5.25:1.00

	September 30, 2016:	5.00:1.00

	December 31, 2016:	4.75:1.00

	March 31, 2017:	4.50:1.00

	June 30, 2017:	4.25:1.00

	September 30, 2017:	4.25:1.00

	December 31, 2017:	4.00:1.00

	March 31, 2018 and thereafter:	3.50:1.00

E.	Compliance	Yes No

Appendix I - 7

EXHIBIT D

APPENDIX II

COMPLIANCE CERTIFICATE

1.	EBITDAPC for the Measurement Period ending immediately prior to the acquisition of such Acquired Party:

	A.	Revenues of such Acquired Party for such Measurement Period:	$

	B.	minus, recurring operating expenses which shall exclude:	$

(1)

income tax expense (including, without limitation, any franchise taxes imposed in lieu of income taxes and any distributions made by such Acquired Party or Person, as the case may be, to its members solely in respect of income taxes):

$

		(2) Interest Expense, amortization or write-off of deferred financing fees, debt discount and debt issuance costs and commissions, discounts and any other fees and charges associated with Indebtedness:	$

		(3) depreciation and amortization expense:	$

		(4) amortization (or write-downs) of intangibles (including, without limitation, goodwill) and organization costs:	$

(5)

any other non-cash charges or expenses or non-cash losses (including, without duplication, (a) non-cash charges arising from impairment of goodwill and intangible assets and (b) extraordinary or non-recurring non-cash charges or expenses or non-cash losses) or non-cash income:

$

		(6) any amounts representing mark-to-market losses or gains that must be recognized under Accounting Standards Codification Topic 815: Derivatives and Hedging:	$

(7)

100% of the compensation, benefits and other executive perquisites paid to members, partners or owners of such Acquired Party as determined immediately prior to or as of the consummation of the related Permitted Acquisition:

$

	C.	Total (sum of Items A and B above):	$

2.	Book of Business EBITDA for the most recent twelve-month period available (such period ending no earlier than six months prior to the date of the acquisition of such Book of Business):

	A.	Revenues in respect of such Book of Business for such period:	$

	B.	the amount of cash compensation (if any) paid or payable to any financial advisor or broker in connection with such Book of Business:	$

Appendix II - 1

	C.	(Item A minus Item B) x 0.90:	$

	D.	Total: Item C (net of management fee percentage):	$

3.	Permitted Minority Interest Historical Profits for any Measurement Period during which the Acquisition of such Permitted Minority Interest was consummated:

A.

Profits of the applicable wealth advisory firm for such Measurement Period realized prior to the consummation of such Acquisition solely to the extent such profits were distributed or distributable among such firm’s partners, shareholders or members pro rata in accordance with each such Person’s ownership percentage of such firm:

$

	B.	the applicable Loan Party’s ownership percentage of such wealth advisory firm as of the end of such Measurement Period:	$

	C.	Total: Item A x Item B:	$

4.	Partner Firm Sub-Acquisition Consummated during the Measurement Period:

	A.	Revenues of such Acquired Party for such Measurement Period:	$

	B.	minus, recurring operating expenses which shall exclude:	$

(1)

income tax expense (including, without limitation, any franchise taxes imposed in lieu of income taxes and any distributions made by such Acquired Party or Person, as the case may be, to its members solely in respect of income taxes):

$

		(2) Interest Expense, amortization or write-off of deferred financing fees, debt discount and debt issuance costs and commissions, discounts and any other fees and charges associated with Indebtedness:	$

		(3) depreciation and amortization expense:	$

		(4) amortization (or write-downs) of intangibles (including, without limitation, goodwill) and organization costs:	$

(5)

any other non-cash charges or expenses or non-cash losses (including, without duplication, (a) non-cash charges arising from impairment of goodwill and intangible assets and (b) extraordinary or non-recurring non-cash charges or expenses or non-cash losses) or non-cash income:

$

		(6) any amounts representing mark-to-market losses or gains that must be recognized under Accounting Standards Codification Topic 815: Derivatives and Hedging:	$

		(7) 100% of the compensation, benefits and other executive perquisites paid to members, partners or owners of such Acquired Party as determined immediately prior to or as of	$

Appendix II - 2

the consummation of the related Permitted Acquisition:

C.	Total (sum of Items A and B above):	$

D.	Management fees payable to the Advisor Group of such partner firm pursuant to the applicable Advisor Group Documents:	$

E.	Total (Item C minus Item D above):	$

Appendix II - 3